UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2007


                                 The Knot, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 0-28271                 13-3895178
 (State or other Jurisdiction     (Commission            (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)

    462 Broadway, 6th Floor, New York, New York                10013
      (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 219-8555

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02.     Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2007, The Knot, Inc. issued a press release announcing that (1) The Knot had signed an agreement with Macy's Wedding & Gift Registry, making Macy's the exclusive retail partner providing products on TheKnot.com registry, and (2) Peter Sachse, chairman and CEO of Macys.com, had resigned from the Board of Directors of The Knot. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 5.02 by reference. Mr. Sachse's resignation was effective April 11, 2007. As noted in the press release, Mr. Sachse was elected to The Knot's Board in October 2006 as a representative of Federated Department Stores, which currently owns 11.7% of The Knot's common stock and is the owner of Macy's and Macys.com. Mr. Sachse will continue to be Federated's representative to attend meetings of The Knot's Board as an observer.


Item 9.01.     Financial Statements and Exhibits.

       (d) Exhibits. The following documents are included as exhibits to this report:

               99.1   Press Release dated April 12, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE KNOT, INC.
                                           (Registrant)

Date: April 12, 2007                       By:  /s/ RICHARD E. SZEFC
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                                               Richard E. Szefc
                                               Chief Financial Officer,
                                               Treasurer and Secretary



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                                  EXHIBIT INDEX

99.1   Press Release dated April 12, 2007.